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                                                                    EXHIBIT 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 (No. 33-99930) of Macheezmo Mouse Restaurants, Inc. of our report dated August 9, 1996 appearing of page F-1 of this Form 10-KSB.

PRICE WATERHOUSE LLP

Portland, Oregon
August 28, 1996